Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Boo-Ali Siddiqui, certify that:

(1) I have reviewed this quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2010 of NetSol Technologies, Inc., ("Registrant").

(2) Based on my  knowledge,  this  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

(3)  Based on my knowledge, the financial statements and other financial information  included  in this report,  fairly present in all  material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) designed such disclosure controls and  procedure,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that  material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of the registrant's disclosure controls and  procedures and  presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any changes in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting; and;

(5) The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of the internal control over financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 10, 2011	/s/ Boo-Ali Siddiqui
Boo-Ali Siddiqui
Chief Financial Officer
Principal Accounting Officer